Investor Presentation NYSE MKT: NBS February 2013

Forward-Looking Statements This presentation includes “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as well as historical information. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward-looking statements. When used in this Quarterly Report on Form 10-Q, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “plan,” “intend,” “may,” “will,” “expect,” “believe,” “could,” “anticipate,” “estimate,” or “continue” or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements, although some forward-looking statements are expressed differently. Additionally, statements regarding our ability to successfully develop, integrate and grow the business, including with regard to our research and development efforts in respect of AMR-001 and other cell therapeutics, our adult stem cell collection, processing and storage business, contract manufacturing and process development of cellular based medicines, the future of regenerative medicine and the role of stem cells in that future, the future use of stem cells as a treatment option and the role of VSEL TM Technology in that future and the potential revenue growth of such businesses, are forward-looking statements. Our future operating results are dependent upon many factors and our further development is highly dependent on future medical and research developments and market acceptance, which is outside our control. Forward-looking statements, including with respect to the successful execution of the Company's strategy, may not be realized due to a variety of factors and we cannot guarantee their accuracy or that our expectations about future events will prove to be correct. Such factors include, without limitation, (i) our ability to manage the business despite operating losses and cash outflows; (ii) our ability to obtain sufficient capital or strategic business arrangements to fund our operations and expansion plans, including meeting our financial obligations under various licensing and other strategic arrangements, the funding of our clinical trials for AMR-001, and the commercialization of the relevant technology; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) our ability to integrate our acquired businesses successfully and grow such acquired businesses as anticipated, including expanding our PCT business into Europe; (v) whether a large global market is established for our cellular-based products and services and our ability to capture a share of this market; (vi) competitive factors and developments beyond our control; (vii) scientific and medical developments beyond our control; (viii) our ability to obtain appropriate governmental licenses, accreditations or certifications or comply with healthcare laws and regulations or any other adverse effect or limitations caused by government regulation of the business; (ix) whether any of our current or future patent applications result in issued patents, the scope of those patents and our ability to obtain and maintain other rights to technology required or desirable for the conduct of our business; (x) whether any potential strategic benefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these licensed technologies will be realized; (xi) the results of our development activities, including our current Phase 2 clinical trial of AMR-001; (xii) our ability to complete our Phase 2 clinical trial of AMR-001(or initiate future trials) in accordance with our estimated timeline due to delays associated with enrolling patients due to the novelty of the treatment, the size of the patient population and the need of patients to meet the inclusion criteria of the trial or otherwise; and (xiii) the other risk factors discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 20, 2012 and in the Company's other periodic filings with the Securities and Exchange Commission (the SEC”) which are available for review at www.sec.gov under “Search for Company Filings.” All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. 2

Regenerative Medicine Market Estimated to Grow to $88 Billion by 2014* Regenerative medicine is the process of creating living, functional tissues to repair or replace tissue or organ function lost due to age, disease, damage, or congenital defects. * The Regenerative Medicine Report, MDB Capital Group, January 2011 3

Cell Therapy Development Commercial Operations U.S. East Coast U.S. West Coast Europe Expected 2013 4 NeoStem develops therapies for chronic unmet medical needs around a significant IP portfolio and also operates a revenue generating service division with expertise in contract manufacturing and cell banking Cardiovascular Disease Autoimmune Disorders Regenerative Medicine

Acquired Stem Cell Technologies, Inc. Acquired CBH (51% of Erye) Acquired Acquired Divested Began partnership with Vatican Phase III Medical Acquired NeoStem, Inc. Transaction Timeline: Through 2012 Accessed $120 Million 80% Acquired 5 2006 2007 2009 2010 2011 2012

6 Deloitte's 2012 Technology Fast 500™ - #7 Nationwide NeoStem Ranked #1 Fastest Growing Company in the New York Tri-State Region 1. Tesla Motors 2. Palo Alto Networks 3. Sagent Pharmaceuticals, Inc. 4. FireEye, Inc. 5. Aerohive Networks, Inc. 6. Avail-TVN 7. NeoStem Technology Fast 500™, conducted by Deloitte & Touche LLP, award winners are selected based on percentage fiscal year revenue growth from 2007 to 2011. Note: Revenues included those from former China operations.

• Dynamic, experienced and nimble management team • Access to capital - $120M total to date • Advancing clinical and preclinical pipeline of cell therapies o Cardiovascular disease o Autoimmune disorders o Regenerative medicine • Expanding IP portfolio • Recognized, state-of-the art contract development and manufacturing organization (East and West coast operations) Built for Success 7

• More than 10 million AMI patients worldwide • 20% are STEMI putting patients at risk of a progressive deterioration in heart muscle function that leads to: o Arrhythmias o Recurrent myocardial infarction o Congestive heart failure o Premature death • According to AHA, the prognosis for STEMI patients is unchanged over recent decades Clear Unmet Medical Need for AMI Patients 8 AHA 2013 Statistical Update, Circulation 2013

A consequence of inadequate perfusion (microvascular insufficiency) is apoptosis and progressive cardiomyocyte loss in the peri-infarct zone, leading to infarct expansion. The Peri-Infarct Zone Becomes the Infarct 9

REPAIR-AMI: Effect on Clinical Risk Post-MI of Bone Marrow Derived Cells Leistner et al, AHA 2011 10

Cochrane Collaboration Review: Bone Marrow Derived Cells Likely Safe (And Also Likely to Reduce Reinfarction and Hospitalization) Clifford et al, Cochrane Library 2012 11

Phase 1 Trial Design for AMR-001 Indication Post-AMI with LVEF ≤50% and wall motion abnormality in the myocardium of the IRA Primary Endpoint Safety in post-AMI patients Other Endpoints RTSS* (Perfusion); LVEF; ESV; SDF mobility Key Inclusion Criteria Confirmation of ST Elevation MI; Ejection fraction ≤ 50% 96 hours post stenting Dosing Frequency Single dose Groups and Randomization 3 dose cohorts (5, 10, 15 million cells, randomized 1:1) Number of Subjects N=31 Number of Sites 4 Geography United States Trial Duration 6 months Day 4: CMR Day 1: Ventriculography Day 6-10: Injection into the IRA Day 5-8: 6-8 Hour Cell Separation Process 12

Phase 1 Trial Results Summary RTSS (Hypoperfusion) Cohort Base Line 6 months Delta % Change Control 259.0 273.5 +14.5 +5.6 5M Cells 714.2 722.0 +7.8 +1.1 10M Cells 998.6 635.8 -362.8 -36.4 15M Cells 584.0 462.0 -122.0 -20.9 DSMB determined that no adverse events were related to therapy 13 Patients dosed ≥ the threshold dose of 10 million cells showed significant improvement in perfusion Ejection Fraction 6 month BL 6 Mo. Δ% % Δ Below Threshold 51.0 51.8 0.7 +1.3 Above Threshold 48.2 52.7 +4.5 +9.4 Ejection Fraction Improvement Increasing doses of CD34+/ SDF-1 mobile cells reduced the size of the infarct region by CMR Y = Δ Infarct % LV Mass, X = Dose of SDF1 mobile CD34 cells Increasing doses of CD34+/ SDF-1 mobile cells reduced RTSS indicating improved perfusion Y= Δ RTSS, X = Dose of SDF1 mobile CD34 cells 30% 40% Above Dose Threshold 0% 0% Dose Response Correlated with Mobile CD34+ Cells The overall composite data and individual scores (EF and ESV) support potential best in class Drop in Ejection Fraction

Phase 1 Trial Results Summary RTSS (Hypoperfusion) Cohort Base Line 6 months Delta % Change Control 259.0 273.5 +14.5 +5.6 5M Cells 714.2 722.0 +7.8 +1.1 10M Cells 998.6 635.8 -362.8 -36.4 15M Cells 584.0 462.0 -122.0 -20.9 DSMB determined that no adverse events were related to therapy 14 Patients dosed ≥ the threshold dose of 10 million cells showed significant improvement in perfusion Ejection Fraction 6 month BL 6 Mo. Δ% % Δ Below Threshold 51.0 51.8 0.7 +1.3 Above Threshold 48.2 52.7 +4.5 +9.4 Ejection Fraction Improvement Increasing doses of CD34+/ SDF-1 mobile cells reduced the size of the infarct region by CMR Y = Δ Infarct % LV Mass, X = Dose of SDF1 mobile CD34 cells Increasing doses of CD34+/ SDF-1 mobile cells reduced RTSS indicating improved perfusion Y= Δ RTSS, X = Dose of SDF1 mobile CD34 cells 30% 40% Above Dose Threshold 0% 0% Dose Response Correlated with Mobile CD34+ Cells The overall composite data and individual scores (EF and ESV) support potential best in class Drop in Ejection Fraction

Phase 1 Trial Results Summary RTSS (Hypoperfusion) Cohort Base Line 6 months Delta % Change Control 259.0 273.5 +14.5 +5.6 5M Cells 714.2 722.0 +7.8 +1.1 10M Cells 998.6 635.8 -362.8 -36.4 15M Cells 584.0 462.0 -122.0 -20.9 DSMB determined that no adverse events were related to therapy 15 Patients dosed ≥ the threshold dose of 10 million cells showed significant improvement in perfusion Ejection Fraction 6 month BL 6 Mo. Δ% % Δ Below Threshold 51.0 51.8 0.7 +1.3 Above Threshold 48.2 52.7 +4.5 +9.4 Ejection Fraction Improvement Increasing doses of CD34+/ SDF-1 mobile cells reduced the size of the infarct region by CMR Y = Δ Infarct % LV Mass, X = Dose of SDF1 mobile CD34 cells Increasing doses of CD34+/ SDF-1 mobile cells reduced RTSS indicating improved perfusion Y= Δ RTSS, X = Dose of SDF1 mobile CD34 cells 30% 40% Above Dose Threshold 0% 0% Dose Response Correlated with Mobile CD34+ Cells The overall composite data and individual scores (EF and ESV) support potential best in class Drop in Ejection Fraction

Phase 1 Trial Results Summary RTSS (Hypoperfusion) Cohort Base Line 6 months Delta % Change Control 259.0 273.5 +14.5 +5.6 5M Cells 714.2 722.0 +7.8 +1.1 10M Cells 998.6 635.8 -362.8 -36.4 15M Cells 584.0 462.0 -122.0 -20.9 DSMB determined that no adverse events were related to therapy 16 Patients dosed ≥ the threshold dose of 10 million cells showed significant improvement in perfusion Ejection Fraction 6 month BL 6 Mo. Δ% % Δ Below Threshold 51.0 51.8 0.7 +1.3 Above Threshold 48.2 52.7 +4.5 +9.4 Ejection Fraction Improvement Increasing doses of CD34+/ SDF-1 mobile cells reduced the size of the infarct region by CMR Y = Δ Infarct % LV Mass, X = Dose of SDF1 mobile CD34 cells Increasing doses of CD34+/ SDF-1 mobile cells reduced RTSS indicating improved perfusion Y= Δ RTSS, X = Dose of SDF1 mobile CD34 cells 30% 40% Above Dose Threshold 0% 0% Dose Response Correlated with Mobile CD34+ Cells The overall composite data and individual scores (EF and ESV) support potential best in class Drop in Ejection Fraction

Phase 1 Trial Results Summary RTSS (Hypoperfusion) Cohort Base Line 6 months Delta % Change Control 259.0 273.5 +14.5 +5.6 5M Cells 714.2 722.0 +7.8 +1.1 10M Cells 998.6 635.8 -362.8 -36.4 15M Cells 584.0 462.0 -122.0 -20.9 DSMB determined that no adverse events were related to therapy 17 Patients dosed ≥ the threshold dose of 10 million cells showed significant improvement in perfusion Ejection Fraction 6 month BL 6 Mo. Δ% % Δ Below Threshold 51.0 51.8 0.7 +1.3 Above Threshold 48.2 52.7 +4.5 +9.4 Ejection Fraction Improvement Increasing doses of CD34+/ SDF-1 mobile cells reduced the size of the infarct region by CMR Y = Δ Infarct % LV Mass, X = Dose of SDF1 mobile CD34 cells Increasing doses of CD34+/ SDF-1 mobile cells reduced RTSS indicating improved perfusion Y= Δ RTSS, X = Dose of SDF1 mobile CD34 cells 30% 40% Above Dose Threshold 0% 0% Dose Response Correlated with Mobile CD34+ Cells The overall composite data and individual scores (EF and ESV) support potential best in class Drop in Ejection Fraction

PreSERVE-AMI Phase 2 Study 18 Indication Post-AMI preservation of cardiac function Design Randomized (1:1) Primary Endpoint Change in cardiac perfusion (RTSS by SPECT) from baseline to 6 months Other Endpoints Secondary endpoints to determine preservation of cardiac function and clinical events: CMR to measure LVEF, LVESV, LVEDV, regional myocardial strain, infarct/peri-infarct regional wall motion abnormalities, and infarct size (baseline and 6 months) Quality of Life measures: (KCCQ & SAQ) Reduction in cumulative MACE and other adverse clinical cardiac events at 6, 12, 18, 24, and 36 months Treatment Single dose. Minimum dose for release >10MM cells Number of Subjects 160 patients

Anticipated Time Line to Commercialization 2011 2012 2013 2014 2015 2016 2017 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 6 mo. MACE 12 mo. MACE 18 mo. MACE Phase 2 Patient Enrollment 36 mo. MACE FDA Meeting Phase 2 US and EU Phase 3 Enrollment 18 mo. MACE Phase 3 Trial Sites = 50 Patients = 160 Trial Sites = 140 Patients ~ 600 to 800 6 mo. MACE 12 mo. MACE BLA Submission Phase II Data Presentation • Early pharmacoeconomic studies show estimated reimbursement range of $25-36,000 for a single dose, autologous therapy with no cell expansion 19

Additional Potential Indications for AMR-001 • Broad and growing patent portfolio supports cardiac and other ischemic conditions • 3 issued US composition of matter and methods patents: • U.S. 7,794,705: Issued 9/14/2010. Indication: Cardiac: Post AMI early and late • U.S. 8,088,370: Issued 1/3/2012. Indication: Any vascular injury: Post vascular insufficiency • U.S. 8,343,485: Issued 1/1/2013. Indication: Any vascular injury: Post vascular insufficiency • 2 issued OUS composition of matter and method patents: • Japan and South Africa • Patent Portfolio: 31 active US and OUS patents or patent applications • Issued and pending claims can be applied to other conditions caused by underlying ischemia, including: chronic myocardial ischemia post-AMI, congestive heart failure, critical limb ischemia and ischemic brain injury. 20

Scientific Advisory Board 21 Andrew L. Pecora, MD, FACP, CPE SAB Chairman, Chief Medical Officer, NeoStem Hackensack University Medical Center Eugene Braunwald, MD, FRCP Brigham & Women’s Hospital Bernard J. Gersh, MD, ChB, DPhil, FRCP The Mayo Clinic Dean J. Kereiakes, MD, FACC The Christ Hospital Heart of Greater Cincinnati Douglas L. Mann, MD, FACC Washington University School of Medicine Emerson C. Perin, MD, PhD, FACC Texas Heart Institute Bertram Pitt, MD University of Michigan School of Medicine Arshed Quyyumi, MD, FRCP, FACC, Principal Investigator, PreSERVE Trial Emory University School of Medicine Edmund K. Waller, MD, PhD, FACP Emory University School of Medicine James T. Willerson, MD University Texas Health Science Center Joseph Wu, MD, PhD Stanford University School of Medicine

T-reg Cells to Restore Immune Balance • Partnership with Becton Dickinson, which owns 20% of Athelos • Immune-mediated diseases, such as GVHD, autoimmune disorders and allergic conditions, are a result of an imbalance between T-effector cells and T-regulatory cells (T-reg) • T-reg therapy represents a novel approach for restoring immune balance by enhancing T-regulatory cell number and function • Phase 1 work is ongoing globally under several independent physician INDs, including Dr. P. Trzonkowski, Dr. Jeffrey Bluestone and Dr. Rob Negrin, results of which will inform NeoStem’s future clinical direction 1) Chai, Jian-Guo et al, Journal of Immunology 2008; 180;858-869 22

Scientific Advisory Board 23 Robert A. Preti, PhD, Chairman Progenitor Cell Therapy Jeffrey Bluestone, PhD University of California, San Francisco, Diabetes Center David A. Horwitz, MD University of Southern California Robert Korngold, PhD Hackensack University Medical Center Robert S. Negrin, MD Stanford University David Peritt, PhD Hospira Noel L. Warner, PhD BD Biosciences

VSELs – Adult Stem Cells heart neuron pancreas VSEL™ • Very small embryonic-like (VSELsTM) stem cells are believed to be naturally pluripotent • Animal models have demonstrated that highly enriched human VSELs are able to integrate, differentiate and potentially regenerate • Indications being explored include macular degeneration, osteoporosis, cardiac, acute radiation syndrome, and wounds • Pre-clinical work financed largely by grants and DOD funding 24 o Total Active Grants Awarded: $4,596,676 o Total Grants Pending: $150,000 o Total Grants Planned for Submission: $6,150,000 (Spring 2013) - with institutions we have previously established a relationship

Market Opportunity Pre-clinical Manufacturing Clinical Manufacturing Commercial Manufacturing • As the cell therapy market matures, contract service opportunities will grow worldwide • PCT’s planned European and commercial manufacturing capabilities and automation plans are designed to meet market demands R e ve n u e 2013 2015 2016 2017 2018 2019 2020 2014 23,532 Total Current Active Worldwide Cell Therapy Clinical Trials* * According to ClinicalTrials.gov 25

Mountain View, California (25,000 ft2) ISO Class 7 / Class 10,000 suites Allendale, New Jersey (30,000 ft2) ISO Class 7 / Class 10,000 suites ISO Class 6 / Class 1,000 suite 26 • cGMP/GLP Accredited and Certified Facilities • 14 Year Proven Track Record including: • Over 100 Clients Served and Growing • 30,000 Products Manufactured • 18,000 Products Stored • 14,000 Products Shipped for Clinical Use • 50+ US and EU Regulatory Filings Successfully Completed PCT Manufactured for Phase 1, 2 and 3 for Dendreon’s FDA Approved Provenge® Product Track Record of Success

• Large and small companies in the cell therapy space outsource services for all or part of their manufacturing needs to improve efficiencies and profitability and to reduce capital investment: • PCT supports NeoStem’s cell therapy development programs with o Lower costs for internal cell therapy development o Cash flow that can be reinvested toward growth and internal development activities • Establish early partnering relationships with goals of commercial manufacturing, equity participation and back-end royalties • Expansion plans underway for commercial manufacturing in the US and growth into Europe Business Model & Capabilities 27

28 Key Financial Metrics (as of November 13, 2012) Revenue1 $11.6m (nine months ended September 30, 2012) Cash Position2 $7.9m (as of September 30, 2012) Additional Cash3 $12.0m Total Stock and Equivalent Shares Common Shares 159.4m Options 21.7m (avg. option exercise price of $1.29) Warrants 55.3m (avg. warrant exercise price of $1.59) 1 Revenues from continuing operations 2 Includes $5.4m cash and cash equivalents and $2.5m cash held in escrow as security for Preferred Series E Obligations (cash held in escrow subsequently used in the redemption of the Preferred Series E obligation in October 2012) 3 Cash proceeds received in the fourth quarter from Erye sale, equity sales, and warrant exercises

• Half way point of the Phase 2 STEMI trial enrollment • Growth in the PCT business o New clients o Renewal and/or expansion of services with current clients o Expansion into Europe • Progress in VSEL™ technology o Publications o Grants • Strategic acquisitions • Business development transactions Short Term Milestones and 2013 Goals 29

Vatican Partnership: Global Exposure The authors of The Healing Cell: How the Greatest Revolution in Medical History Is Changing Your Life present the first copy of the book to Pope Benedict XVI. Co-authors: Dr. Robin Smith, Monsignor Tomasz Trafny (Head of Science and Faith Dept., Pontifical Council for Culture), and Dr. Max Gomez. Release date April 2, 2013 30

NeoStem Why Invest Now?

Exciting Proprietary Cell Therapy Pipeline

- Phase 2 AMR-001 PreSERVE trial enrollment expected to be completed in 2013 with data read out six to eight months thereafter
- Strong IP portfolio in a rapidly growing industry
  - $50 billion is spent annually on regenerative medicine
  - Industry projected to increase 15% annually (compounded)

Revenue Generating Contract Development and Manufacturing Business

- Revenue side of the business averaging >$10 million annually
- Validation of approach through agreements with "Who's Who" of cell therapy companies
  - Clients: Baxter, Sotio, Coronado, PrimaBio, ImmunoCellular, etc.

Leadership That Can Execute

- Strong management team with decades of regulatory experience
- Successfully completed five M&A transactions
- Obtained DOD and NIH funding to advance cell therapy products

Known Presence and Strong Performance on the Street

- Consistent liquidity and strong technical indicators
- Respected analyst coverage: Cowen, JMP, WBB, Chardan, Red Chip

NeoStem
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Contact Information NeoStem, Inc. NYSE MKT: NBS www.neostem.com Robin Smith, MD, MBA Chairman & CEO Phone: (212) 584-4174 Email: rsmith@neostem.com v9 32

33 Appendix

Key Executives Robin Smith, MD, MBA CEO & Chairman of the Board  MD – Yale; MBA – Wharton  Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management)  Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation Larry May Chief Financial Officer  BS Business Administration – University of Missouri  Formerly Treasurer & Controller at Amgen; SVP Finance & CFO at BioSource Intl  Extensive experience building accounting, finance and IT operations Andrew Pecora, MD, FACP Chief Medical Officer  MD – University of Medicine and Dentistry of New Jersey  Chief Innovations Officer, Professor and Vice President of Cancer Services at John Theurer Cancer Center at Hackensack University Medical Center Robert Preti, PhD President and Chief Scientific Officer of PCT  PhD and MS in Cellular Biology / Hematology - New York University  One of the country’s leading authorities on cell engineering and the principal investigator for a number of clinical trials relating to stem cell transplantation  10 years experience as Director of Hematopoietic Stem Cell Processing & Research Laboratory Jonathan Sackner-Bernstein, MD, FACC VP of Clinical Development and Regulatory Affairs  MD – Jefferson Medical College  Internationally recognized clinical researcher in cardiology  20 years experience in clinical practice, medical research and healthcare management  FDA background as past Associate Director for Technology and Innovation; Former CMO at Clinilabs, a clinical research organization Martin E. Schmieg VP, Corporate Development  BA – LaSalle University  Expertise in bus dev for health care product and med tech companies  Formerly President of Nuvilex, Inc., President and CEO of Freedom2, Inc.  Selected transactions include multi-billion dollar sale of Advanced Bionics Corp. to Boston Scientific & development and market launch of the Cytoscan instrument 34

Board of Directors Robin Smith, MD, MBA CEO & Chairman of the Board  MD – Yale; MBA – Wharton  Formerly President & CEO IP2M, EVP & CMO HealthHelp  Experience - Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation Richard Berman (Independent)  Over 35 years of venture capital, management, M&A experience  Experience – Current Board of Directors of Apricus Biosciences, Easylink Services International, Inc., Advaxis, Inc., Broadcaster, Inc., National Investment Managers Drew Bernstein, CPA (Independent)  BS – University of Maryland Business School  Licensed in State of New York; member AICPA, NYSSCPA and NSA  Experience – Bernstein & Pinchuk LLP (member of BDO Seidman Alliance); PRC auditing; 200+ real estate transactions with $3B+ aggregate value; accountant and business advisor Martyn Greenacre, MBA (Independent)  BA – Harvard College; MBA – Harvard Business School  Experience – Board and executive positions for multiple biopharmaceutical companies; Former CEO of Delsys Pharmaceutical Corporation and Zynaxis Inc; Chairman of the Board of BMP Sunstone Corporation Steven Myers (Independent)  BS Mathematics – Stanford University  Experience – Founder/Chairman/CEO SM&A (competition management services); career in aerospace and defense sectors supporting DoD & NASA programs Andrew Pecora, MD, FACP  MD — University of Medicine and Dentistry of New Jersey  Experience – Chief Innovations Officer, Professor and Vice President of Cancer Services at John Theurer Cancer Center at Hackensack University Medical Center, and Managing Partner of the Northern New Jersey Cancer Center Stephen W. Potter, MBA (Independent)  BS – University of Massachusetts; MBA - Harvard Business School  Experience – Biotech and pharma experience including Osiris Therapeutics (approval of Prochymal®, first-ever stem cell drug therapy), Genzyme, DuPont Pharmaceuticals, Booz Allen & Hamilton Eric Wei Managing Partner, RimAsia Capital Partners  BS Mathematics & Economics – Amherst College; MBA – Wharton  Experience – Founder/Managing Partner of RimAsia Capital Partners (private equity); Peregrine Capital, Prudential Securities, Lazard Freres, Citibank; Gilbert Global Equity Partners Crimson Asia Capital Partners NeoStem Board Members 35